EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

         In connection with the quarterly report of TrueYou.Com, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Susan Riley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 21, 2006
                                         /s/ Susan Riley
                                         ---------------------------------------
                                         Susan Riley
                                         Chief Financial Officer



A signed original of this written statement required by Section 1350 has been provided to TrueYou.Com, Inc. and will be retained by TrueYou.Com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.